CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Easy Golf Corporation (the "Registrant") on Form 10-QSB for the third quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, John Michael Coombs, CEO, President, Chief Financial Officer, Chief Accounting Officer, and Chairman of the Board of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: May 11, 2006                   /s/ John Michael Coombs
                                          -------------------------------
                                          John Michael Coombs,
                                          CEO, President, CFO, and Chairman of
                                          the Board